Amounts receivable (Details) - USD ($) $ in Thousands		Aug. 31, 2022	Aug. 31, 2021
Amounts Receivable
Sales tax receivable	[1]	$ 4,359	$ 432
Other		40	28
Other receivable		4,399	460
Less: other long-term asset	[1]	(4,359)
Amounts Receivable		$ 40	$ 460

[1]	Sales tax receivables are due from government tax authorities in Canada and Tanzania. During the year ended August 31, 2022, the Company reclassified certain VAT balances that were previously capitalised as Exploration and Evaluation assets (“E&E”) to Other long-term asset. Tanzania tax regulation has an allowance for VAT receivable to be refunded or set-off against taxes due to the Tanzania Revenue Authority (“TRA”).